Securities Act File No.: 333-54910


                           PILGRIM SENIOR INCOME FUND

                         Supplement dated March 1, 2002
                                     to the
                 Class A, B, C Prospectus and Class Q Prospectus
                               dated April 2, 2001

1. On November 2, 2001, the Board of Trustees of Pilgrim Senior Income Fund approved a change in the name of the Trust to "ING Senior Income Fund," which shall become effective March 1, 2002.

The following changes shall also become effective on March 1, 2002:

2. A change in the name of the Adviser from "ING Pilgrim Investments, LLC" to "ING Investments, LLC."

3. A change in the name of the Fund's Distributor from "ING Pilgrim Securities, Inc." to "ING Funds Distributor, Inc."

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE